SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

EXPLANATORY NOTE:

This Current Report on Form 8-K is being submitted solely to re-file certain exhibits subject to a request for confidential treatment.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1+	Research & Development and License Agreement between the Company and Abbott Laboratories dated June 15, 1995, as amended.

99.2+	Array Delivery and Testing Agreement between the Company and Monsanto Company dated as of December 23, 1996.

99.3+	Amendment No. 2 to Research & Development License Agreement between the Company and Abbott Laboratories dated as of December 24, 1996.

99.4+	Research and License Agreement between the Company and American Home Products Corporation acting through its Wyeth-Ayerst Research Division dated July 3, 1997.

99.5+	Amendment No. 3 to Research & Development and License Agreement between the Company and Abbott Laboratories dated December 23, 1997.

99.6+	Collaboration Agreement between Pfizer Inc and the Company, dated as of December 19, 2001.

+	Certain confidential material contained in the document has been omitted and filed separately, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended or Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Stephen A. Hill

Stephen A. Hill
President and Chief Executive Officer

Date: August 19, 2003